Exhibit 99.2

8i Enterprises Acquisition Corp. Announces That Its Intended Merger Target – Diginex Launches EQUOS.io, Which is Set to Become the First Digital Asset Exchange Listed in the U.S.

The public launch of EQUOS.io will deliver a next generation digital asset exchange to a global audience, with institutional-grade infrastructure and high performance at its core, built on the foundations of equity and transparency.

NEW YORK, July 30, 2020 (GLOBE NEWSWIRE) -- 8i Enterprises Acquisition Corp. (NASDAQ: JFKKU, JFK, JFKKW, JFKKR) (“JFK” or the “Company”), a special purpose acquisition company, today announced that Diginex, a digital asset financial services and advisory company with which JFK entered into a definitive share exchange agreement dated July 9, 2019, launched its digital asset exchange EQUOS.io. EQUOS.io. is built to institutional-grade specifications and designed to improve the experience of trading digital assets for all market participants. The launch of the exchange is another important milestone for Diginex in advance of the planned business combination with JFK, which, upon expected completion in the third quarter of 2020, will offer investors the opportunity to participate in the growth of this emerging asset class via the public markets.

The EQUOS.io platform will feature a fully functioning digital asset exchange, offering cryptocurrency spot trading initially, with perpetual swaps, dated futures, options and other derivatives products to follow, and will provide interoperability with Diginex’s over-the-counter trading desk, Diginex Access, a front-to-back integrated trading platform, and Digivault, the group’s pioneering hot and cold custodian.

EQUOS.io offers innovative products and significant improvements in transparency. The platform was designed from the outset to deliver high security standards for users with critical infrastructure such as segregation of duties, high performance with low latency, reliable connectivity and platform stability through volatile markets. Furthermore, EQUOS.io’s spot exchange is operating under an exemption to the Singapore Payment Services Act and will provide a fair and transparent platform for users. These represent key points of differentiation compared to other major exchanges operating today. As such, EQUOS.io is primed to become the trading venue of choice for professional and institutional investors and traders.

In the future, Diginex plans to expand the EQUOS.io platform to provide a clear and easy to use interface for retail investors, reimagining and redesigning trading services that to date have disadvantaged investors on many of the incumbent platforms. In addition, Diginex plans to add, managed account features that will improve capital efficiency and collateralization processes, and risk products that can substantially grow what is a nascent derivative market.

The launch of EQUOS.io has been achieved thanks to support received from Endava (UK) Limited, Diginex’s development partner, who have been instrumental in the build and deployment of various foundational components of the EQUOS.io platform.

Today’s announcement is a key milestone in advance of the acquisition of Diginex by JFK expected to occur in the third quarter of 2020, which includes Diginex group-wide businesses of EQUOS.io, digital asset trading technology platform Diginex Access, digital asset custody provider Digivault and the investment management business Bletchley Park Asset Management.

Alongside the public launch of EQUOS.io, Diginex has also filed an application for a Major Payment Institution license to the Singapore regulator, the Monetary Authority of Singapore, in line with Singapore’s progressive digital asset regulation, the Payment Services Act 2019. Diginex already operates in Singapore under a temporary exemption from licensing under the Act.

About EQUOS.io

EQUOS.io is a digital currency exchange built for professional investors but designed for everyone. The exchange is founded on real-world principles of fairness and equality to encourage liquidity and help build long-term equity. EQUOS.io is built with the highest quality security and transparency to pave the way for participation in this emerging asset class. The time for a new exchange is here. For more information visit: https://www.EQUOS.io/

About Diginex

Diginex is a blockchain financial services and technology company. Diginex partners with institutional investors, corporations, and governments to make digital assets more accessible, business processes more efficient and secure. Diginex believes its collaborative approach and pursuit of global cooperation is optimal to drive institutional adoption of blockchain technologies and the regulated use of digital assets. For more information visit: https://www.diginex.com/

About 8i Enterprises Acquisition Corp.

8i Enterprises Acquisition Corp. is a British Virgin Islands company incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The Company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although the Company intends to focus on targets located in Asia.

Disclaimer

8i Enterprises Acquisition Corp, a British Virgin Islands business company (“JFK”), Diginex Limited, a Singapore public company limited by shares (“Singapore NewCo”), DIGITAL INNOVATIVE LIMITED, a British Virgin Islands business company (“BVI NewCo”), and Diginex Limited, a Hong Kong company (“Diginex”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of JFK ordinary shares in respect of the proposed transaction among such persons (the “Business Combination”). Information about JFK’s directors and executive officers and their ownership of JFK’s ordinary shares is set forth in the Registration Statement on Form F-4 jointly filed by Singapore NewCo and JFK pertaining to the Business Combination (the “Form F-4”). This document can be obtained free of charge from the sources indicated below.

The Form F-4 contains a proxy statement/prospectus for JFK’s shareholders (the “Definitive Proxy Statement”). JFK has mailed the Definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the Definitive Proxy Statement. INVESTORS AND SECURITY HOLDERS OF JFK ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT JFK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JFK, SINGAPORE NEWCO, BVI NEWCO, DIGINEX AND THE BUSINESS COMBINATION. The Definitive Proxy Statement and other relevant materials in connection with the Business Combination, and any other documents filed by JFK with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to 8i Enterprises Acquisition Corp, 6 Eu Tong Sen Street, #08-13 The Central, Singapore.

Forward Looking Statements

This press release includes forward looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements, including the identification of a target business and potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ from the forward- looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the prospectus filed by JFK in connection with its initial public offering on March 27, 2019. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the proposed transaction; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the amount of cash available following any redemptions by JFK shareholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction; and costs related to the proposed transaction. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: Diginex’s limited operating history and history of net losses; Diginex’s ability to manage growth; Diginex’s ability to execute its business plan; Diginex’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Diginex’s products; Diginex’s ability to identify and integrate acquisitions; potential litigation involving the Company or Diginex or the validity or enforceability of Diginex’s intellectual property; general economic and market conditions impacting demand for Diginex’s products and services; and such other risks and uncertainties as are discussed in the Company’s prospectus filed in connection with its initial public offering and the proxy statement to be filed relating to the business combination. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Contacts

For inquiries regarding 8i Enterprises Acquisition Corp.:

William Yap, CFA

Chief Financial Officer

Email: ir@8icorp.com

Phone: +65 6788-0388

or

Tony Tian, CFA

Weitian Group LLC

Email: ttian@weitianco.com

Phone: +1 732-910-9692

For inquiries regarding Diginex:

Heather Dale

Chief Marketing Officer

Email: heather.dale@diginex.com

Phone: +852 9274 3312